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                                  EXHIBIT 10.33                            1(3)


                                    AMENDMENT


This Amendment is entered into and effective on this 31st day of January, 1996, by and between ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of the state of Delaware, U.S.A ("Arris") and PHARMACIA AB (publ), a corporation organized and existing under the laws. of the Kingdom of Sweden ("Pharmacia")


WHEREAS, Arris and Kabi Pharmacia AB, a precursor corporation to Pharmacia, ("Kabi") have entered into a collaboration agreement dated March 29, 1993, (the "Agreement") inter alia regarding the application of Arris technology to the identification of one or more orally active mimetics of or antagonists to human growth hormone and [***]

WHEREAS, under the Agreement Kabi has the right to extend the term of the research collaboration,

WHEREAS, Pharmacia, who has succeeded Kabi in all its rights and obligations under the Agreement, wishes to exercise its right to extend the term of the research performed under the Agreement,

NOW THEREFORE, the parties wish to confirm the extended research period and have agreed to amend the Agreement as follows:


l    DEFINITIONS

Where terms defined in the Agreement are used herein, they shall have the same meanings as defined in the Agreement.


2    EXTENDED RESEARCH

2.1 Pharmacia hereby exercises its right to extend the Sponsored Research with respect to the Licensed Products for a term of twelve (12) months from 1st May 1996 to 30th April 1997 ("Phase IV Research"), as provided in Art. II
     2.1 (c) in the Agreement.

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                                                                            2(3)


2.2 The Research Committee shall agree on a detailed research plan and budget for the Phase IV Research. Arris shall allocate the resources of [***] full-time equivalent (FTE) Arris personnel, having suitable competence and skills, to perform the Phase IV Research, as outlined in the annexed Year 4 Research Plan for hGH Mimetic, Annex I. Although Arris retains the right, consistent with its obligations hereunder, to determine which of its employees shall be assigned to the Phase IV Research, Arris shall consider in good faith the views of Pharmacia concerning the use of personnel.

2.3 Pharmacia will support Arris' Phase IV Research efforts by paying Arris an amount equal to [***] per FTE working at Arris on the Phase IV Research, during the term as extended hereunder. Such amounts shall be payable on a quarterly basis, in advance. In the event that Pharmacia extends the Sponsored Research beyond April 30, 1997, the amounts owing to Arris per FTE shall be adjusted as follows: Effective May 1, 1997, such reimbursement rate shall be adjusted for inflation based on changes in the Bureau of Labor Statistics Consumer Price Index for Urban Wage Earners, San Francisco/Oakland from April, 1996 to the most recent index available.

2.4 Arris shall provide Pharmacia with reports at each Research Committee meeting of the names of the individual Arris scientists conducting the Phase IV Research and the portion of time (on a percentage basis) each such person is devoting to the Phase IV Research during the prior period of the Phase IV Research. At the request of Pharmacia, Arris shall permit an independent, certified accountant appointed by Pharmacia, at reasonable times and upon reasonable notice but no more than once per year, to examine the records of Arris as are necessary to verify such reports, at Pharmacia's expense.

2.5 Pharmacia has the right to extend the Sponsored Research with respect to the Licensed Products for an additional term of twelve (12) months, as set forth in Art. II 2.1 (c) in the Agreement, by giving written notice thereof to Arris prior to the expiration of Phase IV Research.


3    THE AGREEMENT

3.1  The Agreement and its terms and provisions governing the Sponsored

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                                                                            3(3)


Research shall be applicable to the Phase IV Research performed as a result of the amendment.

3.2 The Agreement and its terms and provisions shall remain in effect as provided therein except as expressly amended herein.




The parties have executed this amendment by their authorized representatives in duplicate of which each party has retained one copy.

PHARMACIA AB (publ)      ARRIS PHARMACEUTICAL
                         CORPORATION



/s/ Lars Ingelmark                 /s/ Daniel H. Petree
------------------------           --------------------------

 Lars Ingelmark                     V.P., CFO
------------------------           --------------------------

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                                                                         ANNEX 1


                      YEAR 4 RESEARCH PLAN FOR hGH MIMETIC



GOAL: [***]

     [***]

GOAL: [***]

     [***]

*** [***]


GOAL: [***]

     [***]

GOAL: [***]

     [***]

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GOAL: [***]

     [***]

GOAL: [***]

     [***]

GOAL: [***]

     [***]

GOAL: [***]

     [***]

GOAL: [***]

     [***]

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GOAL: [***]

     [***]


Total of Arris FTE's
________________________________________________________________________________


          [***]            AI
          [***]            Med Chem
          [***]            Combichem
          [***]            Assay
          [***]            Mol Biol
          [***]            HTS
          [***]            Crystallography
          [***]            Mass Spec.
          [***]**          Peptide
          -------
          [***]

** [***]
________________________________________________________________________________

[***] Confidential Treatment Requested